                                                               Exhibit 23 (p)(i)

                              JOINT CODE OF ETHICS

                              WT INVESTMENT TRUST I
                                 WT MUTUAL FUND
                      RODNEY SQUARE MANAGEMENT CORPORATION
                            WILMINGTON TRUST COMPANY

                                EFFECTIVE AS OF:
                                  JULY 1, 2002

PREAMBLE

      This Code of Ethics has been adopted by:

      - the Board of Trustees of WT Investment Trust I (the "Trust") on behalf of each Series of the Trust listed on Appendix "B" hereto;

      - the Board of Trustees of WT Mutual Fund (the "Fund") on behalf of each Portfolio of the Fund listed on Appendix "C" hereto;

      - the Board of Directors of Rodney Square Management Corporation ("Rodney Square"), insofar as Rodney Square serves as investment adviser to certain Series of the Trust and the Fund; and

      - the designated committee of the Board of Directors of Wilmington Trust Company ("WTC"), insofar as WTC provides certain support services to Rodney Square in connection with the investment advisory services Rodney Square provides to the Trust and the Fund.

      The Code has been adopted in accordance with the requirements of Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Rule requires the Trust, the Fund, Rodney Square (the "Investment Adviser"), and WTC to adopt written codes of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the 1940 Act and the Rule, and to use reasonable diligence to prevent violations of the Code. A current list of the individuals who have been determined to be "Access Persons" under this Code, along with current designations and reporting requirements, is set forth on Appendix "D."

      Violations of sub-paragraph (b) of the Rule may constitute grounds for the imposition of significant administrative and civil injunctive, as well as criminal, sanctions by the U.S. Securities and Exchange Commission (the "SEC") or the federal courts. In addition, the Trust or the Fund may impose internal sanctions for violations of this Code. ALL PERSONS THAT ARE OR THAT ARE ABOUT TO BECOME COVERED BY THIS CODE ARE EXPECTED TO BE FAMILIAR WITH THE PROSCRIPTIONS OF THIS RULE. To that end, a summary of Rule 17j-1(b) is included as Appendix "A" to this Code.

      Set forth below is the Code of Ethics adopted by the Trust, the Fund, and the Investment Adviser in compliance with the Rule. This Code of Ethics is based upon the principle that the trustees and officers of the Trust, the trustees and officers of the Fund, and certain affiliated persons of the Trust, the Fund, and the Investment Adviser owe a fiduciary duty to, among others, the shareholders of the Trust and/or the Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of shareholders; (ii) taking inappropriate advantage of their position with the Trust or the Fund; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

1.    DEFINITIONS

      (a)   "Access Person:"

            (i) Includes any director, trustee*, officer**, Advisory Person, or Investment Personnel of the Trust, the Fund, or Rodney Square, and any other employee and/or associated person so designated on Appendix "D" attached hereto; and

            (ii) With respect to WTC, means any employee of WTC who makes any recommendation, participates in the determination of which recommendation will be made, or whose principal function or duties relate to the determination of which recommendation will be made, or who, in connection with his or her duties, obtains any information concerning recommendations on Covered Securities being made by WTC to Rodney Square with respect to the Trust or the Fund.

* Certain Interested Trustees or officers of the Trust or the Fund who are also affiliated with and/or employed by an investment advisory affiliate of Rodney Square, such as Cramer Rosenthal McGlynn, LLC ("CRM") or Roxbury Capital Management, LLC ("Roxbury") who might be deemed to be an "Access Person" and otherwise covered by this Code shall be excluded, provided that such person(s) are subject to a Code of Ethics adopted by CRM or Roxbury, as appropriate.

** Certain officers of the Trust or the Fund who are also affiliated with and/or employed by the Trust's principal underwriter and distributor (PFPC Distributors, Inc.) and/or its affiliated administrator, accounting agent and transfer agent (PFPC Inc.) who might be deemed to be an "Access Person" and otherwise covered by this Code shall be excluded, provided that such person(s) are subject to a Code of Ethics adopted by PFPC Distributors, Inc. and/or PFPC Inc., as appropriate.

      (b)   "Advisory Person" means:

            (i) any employee of the Trust, the Fund, Rodney Square or WTC (or of any company in a control relationship to the Trust, the Fund, Rodney Square or WTC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by the Trust or the Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

            (ii) any natural person in a control relationship to the Trust, the Fund, Rodney Square or WTC who obtains information concerning recommendations made to the Trust or the Fund with regard to the purchase or sale of Covered Securities by the Trust or the Fund.

      (c) A security is "being considered for purchase or sale" or is "being purchased or sold" when an instruction to purchase or sell the security has been made and communicated to the trading desk, which includes a pending "buy" or "sell" order with respect to a security for the Trust or the Fund. In addition, as to any person, a security is "being considered for purchase or sale" or is "being purchased or sold" if such person is considering giving an instruction to purchase or sell the security or is aware that any other person is considering giving an instruction to purchase or sell the security for the Trust or the Fund.

      (d) "Beneficial Ownership" for purposes of this Code, shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security regardless of who is the registered owner. This would include:

            (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise regardless of whether the securities are owned individually or jointly;

            (ii) securities held in the name of a member of his or her immediate family (spouse, minor child and adults) sharing the same household;

            (iii) securities held by a trustee, executor, administrator, custodian or broker;

            (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

            (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

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            (vi)  securities recently purchased by a person and awaiting transfer into his or her name.

      (e) "Compliance Designee" means a person designated and appointed by the Board of Trustees of the Trust or the Fund, as the case may be, who is authorized and appointed by the Trust or Fund to perform, or procure the performance of, the various responsibilities assigned to such Compliance Designee by this Code.

      (f)   "Control" has the same meaning as in Section 2(a)(9) of the 1940
            Act.

      (g) "Covered Security" means any Security defined under Section 2(a)(36) of the 1940 Act (see (n) below), except that the following types of securities are generally exempt from trading restrictions under this
            Code:

            (i)   direct obligations of the Government of the United States;

            (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

            (iii) shares issued by open-end investment companies registered under the 1940 Act.

      (h) "Equivalent Security" shall include any option to purchase or sell, and any security convertible into or exchangeable for such Covered Security.

      (i) "Independent Trustee" means a Trustee of the Trust or the Fund who is not an "interested person" of the Trust or the Fund, respectively, within the meaning of Section 2(a)(19)(A) of the 1940 Act.

      (j) "Initial Public Offering" ("IPO") means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

      (k)   "Investment Personnel" means:

            (i) any employee of the Trust, the Fund, Rodney Square or WTC (or of any company in a control relationship to the Trust, the Fund, Rodney Square or WTC), who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Trust or the Fund; and

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            (ii)  any natural person who controls the Trust, the Fund, Rodney
                  Square or WTC, who obtains information concerning recommendations made to the Trust or the Fund regarding the purchase or sale of securities by the Trust or the Fund.

      (l) "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505 or Rule 506.

      (m) "Purchase or Sale of a Covered Security" includes, among other things, the writing of an option to purchase or sell a Covered Security.

      (n) "Security" shall have the same meaning set forth under Section 2(a)(36) of the 1940 Act, generally defined as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into in a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

2.    PROHIBITED TRANSACTIONS

      (a) No Access Person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1. Please refer to the applicable trading restrictions on the chart attached hereto as Appendix "F."

      (b)   Except as otherwise provided, no Access Person shall:

            (i) purchase or sell, directly or indirectly, any Covered Security (or any Equivalent Security) in which he or she has or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which at the time of such purchase or sale:

                  (A) is being considered for purchase or sale by the Trust or the Fund, as the case may be, or

                  (B)   is being purchased or sold by the Trust or the Fund;

            (ii) disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Trust or the Fund;

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            (iii) buy or sell a Covered Security within seven (7) calendar days before and after any Series of the Trust or the Fund trades in that security;

            (iv) seek or accept anything of value, either directly or indirectly, from broker-dealers or other persons providing services to the Trust or the Fund because of such person's association with the Trust or the Fund. For the purposes of this provision, the following gifts from broker-dealers or other persons providing services to the Trust or the Fund will not be considered to be in violation of this section:

                  (A)   an occasional meal;

                  (B) an occasional ticket to a sporting event, the theater or comparable entertainment, or

                  (C) a holiday gift of fruit or other foods; provided, however, that such gift is made available to all members of the recipient's department; or

            (v) trade on or communicate material non-public information, or "inside information" of any sort, whether obtained in the course of research activities, through a client relationship or otherwise.

      (c)   Additionally, no Advisory Person or Investment Personnel shall:


            (i) acquire directly or indirectly any Beneficial Ownership in any securities in an IPO; or

            (ii) purchase any securities in a Limited Offering or Private Placement without prior notification to and receipt of approval from the Compliance Designee, or such other person designated by the Trust's or the Fund's Board of Trustees, as the case may be. Any person so authorized to purchase such securities shall disclose that investment when involved in the Trust's or the Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Trust's or the Fund's decision to purchase securities of the issuer shall be subject to independent review by the Compliance Designee and at least one officer of the Trust, the Fund, or the Investment Adviser with no personal interest in the issuer.

                  The Advisory Person or Investment Personnel proposing to make the acquisition and any subordinate of such individual shall be excluded from participating in such review.

      (d)   Further, no Investment Personnel shall:


            (i) purchase and sell, or sell and purchase, the same Covered Security (or any Equivalent Security) within sixty (60) calendar days, and shall be required to disgorge any profits realized from such short-term trading; or

            (ii) serve on the board of directors of any publicly traded company without prior authorization of the Chairman and/or President of the Trust or the Fund, as the case may be. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Trust or the Fund and its respective shareholders.

3.    EXEMPTED TRANSACTIONS

      The prohibitions of Sections 2(b), 2(c) and 2(d) of the Code shall not apply to:

      (a) purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

      (b)   purchases which are part of an automatic dividend reinvestment plan;

      (c) purchases or sales which are part of a systematic investment plan whereby assets are moved from one type of account to another, provided such accounts, together with the related security transactions, do not include Covered Securities. (Example: monthly transfers from a bank account to a mutual fund);

      (d)   purchases or sales of shares of any series of the Trust or the Fund;

      (e) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

      (f) purchases or sales of securities of any issuer with a market capitalization of at least $5 billion, provided the amount of the trade does not exceed a total of $25,000.

      Notwithstanding these general exemptions, the SEC has full authority to examine all personal securities transactions to determine any violation of federal securities laws.

4.    COMPLIANCE PROCEDURES

      (a)   INITIAL HOLDINGS REPORTS

            All Access Persons, except Independent Trustees, shall disclose to the Compliance Designee within 10 days of becoming an Access Person:

            (i) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

            (ii) the name of any broker, dealer or bank ("financial institution") with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

            (iii) the date that the report is submitted by the Access Person.

            The Initial Holdings Report shall be made on the form attached hereto as Schedule "A."

      (b)   QUARTERLY SECURITIES TRANSACTIONS REPORTS

            (i) Every Access Person shall report to the Compliance Designee the information described below with respect to transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person has no direct or indirect influence or control.

            (ii) Each Independent Trustee need only report a transaction in a security if such Trustee, at the time of that transaction knew, or, in the ordinary course of fulfilling his or her official duties as a Trustee, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Trust or the Fund, as the case may be, or was being considered for purchase by the Trust or the Fund or by the Investment Adviser on behalf of the Trust or the Fund.

            (iii) Reports required under this Section shall be made not later than 10 days after the end of the calendar quarter. EVERY ACCESS PERSON SHALL BE REQUIRED TO SUBMIT A REPORT FOR ALL PERIODS, INCLUDING THOSE PERIODS IN WHICH NO SECURITIES TRANSACTIONS WERE EFFECTED.

            (iv) For all Access Persons other than Independent Trustees, a report shall be made on the form of Quarterly Securities Transactions Report attached hereto as Schedule "C" or on any other form containing the following information:

                  With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership:

                  (A) the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

                  (B) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                  (C) the price at which the transaction in the Covered Security was effected;

                  (D) the name of the financial institution with or through which the transaction was effected; and

                  (E)   the date that the report is submitted by the Access
                        Person.

                  With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                  (A) the name of the financial institution with whom the Access Person established the account;

                  (B)   the date the account was established; and

                  (C)   the date that the report is submitted by the Access
                        Person.

            (v) For Independent Trustees with reportable transactions, a report shall be made on the form of Quarterly Securities Transactions Report attached hereto as Schedule "D."

      (c)   ANNUAL HOLDINGS REPORTS

            All Access Persons, except Independent Trustees, shall disclose to the Compliance Designee on an annual basis as of December 31st:

            (i) the title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect Beneficial Ownership;

            (ii) the name of any financial institution with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

            (iii) the date that the report is submitted by the Access Person.

            The Annual Holdings Report shall be made on the form attached hereto as Schedule "B."

      (d)   STATEMENTS FROM FINANCIAL INSTITUTIONS

            With the exception of the Independent Trustees, every Access Person shall direct his or her financial institution to supply to the Compliance Designee, on a timely basis, duplicate copies of all periodic statements for all securities accounts.

            If copies of periodic statements are not received within 30 days of the end of the reporting period, the Access Person shall provide a written authorization to the Compliance Designee to obtain such statements directly from the Access Person's financial institution.

      (e)   NOTIFICATION OF REPORTING OBLIGATION

            The Compliance Designee shall notify each identified Access Person that he or she is subject to these reporting requirements and shall deliver a copy of the current Code of Ethics, and any subsequent amendments thereto, to each Access Person.

            Please refer to the Reporting Requirements summarized on the chart attached hereto as Appendix "G."

      (f)   CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

            With the exception of the Independent Trustees, Access Persons shall certify annually pursuant to the Annual Holdings Report that:

            (i) they have read and understand the Code of Ethics and recognize that they are subject thereto;

            (ii) they have complied with the requirements of the Code of Ethics;

            (iii) they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics; and

            (iv) with respect to accounts that the Access Person has represented that he or she has no direct or indirect influence or control, such Access Person still has no direct or indirect influence or control over such accounts.

      (g)   CONFLICT OF INTEREST

            Every Access Person shall notify the Compliance Designee of any personal conflict of interest relationship that may involve the Trust or the Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any series of the Trust or the Fund.

      (h)   REVIEW OF REPORTS

            The Compliance Designee or a designate shall review all holdings or transactions reports submitted by each Access Person, including periodic statements from financial institutions confirming personal securities transactions, to ensure that no trading has taken place in violation of the Rule or this Code of Ethics. Any material violations of this Code shall be reported to the Board of Trustees of the Trust or Fund, as the case may be, in accordance with Section 5 of this Code. The Compliance Designee shall maintain a current list of the persons responsible for reviewing the transactions and holdings reports, which is provided on Appendix "E" attached hereto.

      (i)   BENEFICIAL OWNERSHIP

            As stated previously, beneficial ownership shall be interpreted in a manner consistent with the provisions of Section 16 of the of the Securities Exchange Act of 1934, as amended. Any form of report required pursuant to this Section may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in any Covered Security to which the report relates.

5.    ANNUAL REPORTING

      The Compliance Designee and the Investment Adviser shall furnish to the Boards of Trustees of the Trust and the Fund, and the Boards of Trustees shall consider, an annual report relating to this Code of Ethics. Such annual report shall:

      (a) describe any issues arising under the Code of Ethics or procedures during the past year;

      (b) identify any material violations of this Code or procedures, including sanctions imposed in response to such violations, during the past year;

      (c) identify any recommended changes in the existing restrictions or procedures based upon the experience of the Trust or the Fund under the Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

      (d) certify that the Trust, the Fund, and the Investment Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating the Code of Ethics.

6.    REPORTING OF VIOLATIONS

      (a) The Compliance Designee shall initially submit an apparent material violation to the President of the Adviser, the Trust and the Fund for a full review. There may be further consultation with the Board's Regulatory Oversight Committee as deemed appropriate

      (b) Should the Compliance Designee find that a transaction otherwise reportable could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-l(b), it may, in its discretion, record a written memorandum of such finding and the reasons therefor with the periodic reports made pursuant to this Code of Ethics.

      (c) The Board's Regulatory Oversight Committee shall consider reports of material violations made hereunder and shall determine the extent to which the Code has been violated and what sanctions, if any, should be imposed.

7.    SANCTIONS

      Any securities trade found to be executed in violation of this Code or the Rule shall be unwound or, in the alternative, all profits disgorged to the affected series of the Trust or the Fund.

      Upon determination that a material violation of this Code has occurred, sanctions may be deemed appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

8.    RETENTION OF RECORDS

      As required under Rule 17j-1, the Trust and the Fund shall maintain: this Code of Ethics; a list of all persons required to make reports hereunder from time to time; a copy of each report made by an Access Person hereunder; a list of all persons responsible for reviewing the reports required hereunder; a record of any decision, including the reasons supporting the decision, to approve the acquisition by an Advisory Person or Investment Personnel of securities in a Limited Offering or Private Placement; each memorandum made by the Compliance Designee hereunder; and a record of any violation hereof, including any action taken as a result of such violation.

9.    AMENDMENTS

      This Code shall be amended from time to time, as changing regulations warrant, as operational procedures are enhanced, or to reflect non-material updates. Should reported transaction activity of Access Persons indicate trends that could pose a potential risk to achieving full compliance with the Rule, additional trading restrictions may be implemented under this Code.

10.   ADOPTION AND APPROVAL

      The Boards of Trustees of the Trust and the Fund, including a majority of the Independent Trustees of each Board, shall approve this Code of Ethics with respect to the Trust, the Fund, and the Investment Adviser, including any material changes to this Code. Each Board shall approve any material change to the Code no later than six (6) months after the adoption of the material change.

      Before approving this Code or any amendment to this Code, the Boards shall have received a certification from the Trust, the Fund, and the Investment Adviser that each has adopted procedures reasonably necessary to prevent Access Persons from violating this Code.


Originally Adopted:                 August, 2000
Revised and Approved by Board:      August 16, 2001
Revised and Approved by Board:      March 15, 2002
Revised Effective:                  July 1, 2002
Approved by Board:                  August 15, 2002

                                                                    APPENDIX "A"

                            SUMMARY OF RULE 17j-1(b)


IT IS UNLAWFUL FOR:

- any affiliated person of, or principal underwriter for, a registered investment company ("Fund"), or

- any affiliated person of an investment adviser of, or of a principal underwriter for, a Fund,

in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired (see definition below) . . . by the Fund:

(1)   to employ any device, scheme or artifice to defraud the Fund;

(2) to make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

(3) to engage in any act, practice, or course of business that operates or would operate as a fraud or deceit on the Fund; or

(4)   to engage in any manipulative practice with respect to the Fund.

NOTE:

For purposes of Rule 17j-1, a "security held or to be acquired" by a Fund means:

      (i) any Covered Security within the meaning of the Rule (see the definition of the term "Covered Security" in this Code) which, within the most recent 15 days:

            -     is or has been held by the Fund; or

            - is being or has been considered by the Fund or its investment adviser for purchase by the Fund; and

      (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security.

                                                                    APPENDIX "B"

                         SERIES OF WT INVESTMENT TRUST I



                            Broad Market Bond Series
                       International Multi-Manager Series

                              Large Cap Core Series
                             Large Cap Value Series

                                 Mid Cap Series
                              Mid Cap Value Series
                              Municipal Bond Series

                           Premier Money Market Series
                            Prime Money Market Series

                         Short/Intermediate Bond Series
                              Small Cap Core Series

                             Small Cap Value Series
                                Tax-Exempt Series

                             U.S. Government Series
                               WT Balanced Series

                           WT Large Cap Growth Series

                                                                    APPENDIX "C"

                          PORTFOLIOS OF WT MUTUAL FUND


                    Balentine Premier Money Market Portfolio
                           CRM Broad Market Bond Fund

                            CRM Large Cap Value Fund
                             CRM Mid Cap Value Fund
                             CRM Municipal Bond Fund

                           CRM Prime Money Market Fund
                            CRM Small Cap Value Fund

                               CRM Tax-Exempt Fund
                            The Roxbury Mid Cap Fund

                          Wilmington Balanced Portfolio
                     Wilmington Broad Market Bond Portfolio

                Wilmington International Multi-Manager Portfolio
                       Wilmington Large Cap Core Portfolio

                      Wilmington Large Cap Growth Portfolio
                      Wilmington Large Cap Value Portfolio

                       Wilmington Mid Cap Value Portfolio
                       Wilmington Municipal Bond Portfolio

                    Wilmington Premier Money Market Portfolio
                     Wilmington Prime Money Market Portfolio

                  Wilmington Short/Intermediate Bond Portfolio
                       Wilmington Small Cap Core Portfolio

                      Wilmington Small Cap Value Portfolio
                         Wilmington Tax-Exempt Portfolio

                      Wilmington U.S. Government Portfolio

                                                                    APPENDIX "D"

                                "ACCESS PERSONS"
                               as of July 1, 2002



                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             RSMC:
                             INTERESTED DIRECTOR,
                             PRESIDENT & CHIEF
                             EXECUTIVE OFFICER
                             WTC:
   ROBERT J. CHRISTIAN       SENIOR VICE PRESIDENT &   INTERESTED TRUSTEE                RCHRISTIAN@          INVESTMENT PERSONNEL
1  (Dual Employee)           CHIEF INVESTMENT OFFICER  & PRESIDENT         302-651-8377  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   CLAYTON M. ALBRIGHT, III  RSMC/WTC:                                                   CALBRIGHT@           INVESTMENT PERSONNEL
2  (Dual Employee)           VICE PRESIDENT            N/A                 302-651-1858  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             RSMC:
                             INTERESTED DIRECTOR
                             & VICE PRESIDENT
   E. MATTHEW BROWN          WTC:                                                        EMBROWN@             INVESTMENT PERSONNEL
3  (Dual Employee)           VICE PRESIDENT            N/A                 302-651-8479  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             RSMC:
                             INTERESTED DIRECTOR
                             & VICE PRESIDENT
   ERIC K. CHEUNG            WTC:                                                        ECHEUNG@             INVESTMENT PERSONNEL
4  (Dual Employee)           VICE PRESIDENT            VICE PRESIDENT      302-651-1769  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   DOMINICK J. D'ERAMO       RSMC/WTC:                                                   DD'ERAMO@            INVESTMENT PERSONNEL
5  (Dual Employee)           VICE PRESIDENT            N/A                 302-651-8962  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   SCOTT W. EDMONDS          RSMC/WTC:                                                   SEDMONDS@            INVESTMENT PERSONNEL
6  (Dual Employee)           ASST. VICE PRESIDENT      N/A                 302-651-8953  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             RSMC:
                             INTERESTED DIRECTOR,
                             VICE PRESIDENT &
                             SECRETARY
   JOSEPH M. FAHEY, JR.      WTC:                                                        JFAHEY@              INVESTMENT PERSONNEL
7  (Dual Employee)           VICE PRESIDENT            VICE PRESIDENT      302-651-1904  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SMANCARELLA@
8  SEBASTIANO MANCARELLA     ASST. VICE PRESIDENT      N/A                 302-651-1997  WILMINGTONTRUST.COM  INVESTMENT PERSONNEL
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   LISA MORE                 RSMC/WTC:                                                   LMORE@               INVESTMENT PERSONNEL
9  (Dual Employee)           VICE PRESIDENT            N/A                 302-651-1106  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   THOMAS P. NEALE           RSMC/WTC:                                                   TNEALE@              INVESTMENT PERSONNEL
10 (Dual Employee)           VICE PRESIDENT            N/A                 302-651-8478  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   RAFAEL E. TAMARGO         RSMC/WTC:                                                   RTAMARGO@            INVESTMENT PERSONNEL
11 (Dual Employee)           VICE PRESIDENT            N/A                 302-651-8443  WILMINGTONTRUST.COM  (PORTFOLIO MANAGER)
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC :                                                       DALTMAN@
12 DOUGLAS B. ALTMAN         ASST. VICE PRESIDENT      N/A                 302-651-8762  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             WTC:                                                        JBITTER@
13 JAMES G. BITTER           VICE PRESIDENT            N/A                 302-651-1924  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        RCHEDDAR@
14 ROBERT H. CHEDDAR         TRADER                    N/A                 302-651-8074  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SCROSS@
15 SUSAN E. CROSS            SR. INVESTMENT OFFICER    N/A                 302-651-8614  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DDICKINSON@
16 DEBORAH R. DICKINSON      ASST. VICE PRESIDENT      N/A                 302-651-8411  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        JGILES@
17 JOHN R. GILES             VICE PRESIDENT            VICE PRESIDENT      302-651-8392  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        JGLEASON@
18 JOHN C. GLEASON           ASST. VICE PRESIDENT      N/A                 302-651-1338  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        RHOFFMAN@
19 ROSEMARY N. HOFFMAN       VICE PRESIDENT            N/A                 302-651-8907  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        AHOPKINS@
20 ANDREW H. HOPKINS         ASST. VICE PRESIDENT      N/A                 302-651-8698  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        TJOHNSON@
21 TIMOTHY J. JOHNSON        SR. INVESTMENT OFFICER    N/A                 302-651-8477  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        RKENT@
22 RICHARD B. KENT           VICE PRESIDENT            N/A                 302-651-8639  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        MLAWRENCE@
23 MAUREEN LAWRENCE          ASST. VICE PRESIDENT      N/A                 302-651-8193  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DMANISTA@
24 DOLORES K. MANISTA        SR. INVESTMENT OFFICER    N/A                 302-651-1339  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             WTC:                                                        EMORRISON@
25 ERIC B. MORRISON          VICE PRESIDENT            N/A                 302-651-1679  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DNISHI@
26 DARRELL J. NISHI          ASST. VICE PRESIDENT      N/A                 302-651-8961  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        VPARAMESWARAN@
27 VASAN PARAMESWARAN        INVESTMENT OFFICER        N/A                 302-651-1147  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        WPEASE@
28 WILLIAM T. PEASE          INVESTMENT OFFICER        N/A                 302-651-1792  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        MPENBERTHY@
29 MARTHA E. PENBERTHY       SR. INVESTMENT OFFICER    N/A                 302-651-1654  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        GPISASALE@
30 GENE PISASALE             SR. INVESTMENT OFFICER    N/A                 302-651-1682  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DPOPLOS@
31 DIANE G. POPLOS           INVESTMENT OFFICER        N/A                 302-651-1338  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        RVOGEL@
32 RANDY H. VOGEL            INVESTMENT OFFICER        N/A                 302-651-1907  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             WTC:                                                        WWHITE@
33 WENDY M. WHITE            VICE PRESIDENT            N/A                 302-651-8412  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SWYANT@
34 SUZANNE M. WYANT          TRADER                    N/A                 302-651-1344  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        WZUBENKO@
35 WILLIAM D. ZUBENKO        ASST. VICE PRESIDENT      N/A                 302-651-8928  WILMINGTONTRUST.COM  ADVISORY PERSON
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                      ASSISTANT SECRETARY               LANDERSON@
36 LEAH M. ANDERSON          FINANCIAL CONTROL                             302-651-8344  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SARMIGER@
37 SCOTT  A. ARMIGER         VICE PRESIDENT            N/A                 302-651-8544  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        CBENNETT@
38 CHARLA W. BENNETT         ADMIN. ASST.              N/A                 302-651-8691  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        CBOYS@
39 CORA E. BOYS              PORTFOLIO MGR. ASST.      N/A                 302-651-8977  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DDOBBS@
40 RICHARD A. DOBBS          VICE PRESIDENT            N/A                 302-651-1723  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        KEDWARDS@
41 KENNETH R. EDWARDS        VICE PRESIDENT            N/A                 302-651-8620  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SGIRIBALDI@
42 SHIRL A. GIRIBALDI        EXECUTIVE SECRETARY       N/A                 302-651-1767  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        TGOLDSBOROUGH@
43 TAYLYN  GOLDSBOROUGH      ADMIN. SUPPORT ASST.      N/A                 302-651-8372  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                   Group I:
                                                          RSMC/WTC ASSET MANAGEMENT
                                                   Quarterly Reporting Form - Schedule "C"
----------------------------------------------------------------------------------------------------------------------------------
                                                           POSITIONS
                                    POSITIONS             WITH TRUST &         PHONE                               ADDITIONAL
            NAME                 WITH EMPLOYER(S)             FUND            NUMBERS         E:MAIL             DESIGNATION(S)
----------------------------------------------------------------------------------------------------------------------------------
                             WTC:                                                        DKINNERMAN@
44 DAVID P. KINNERMAN        SR. INVESTMENT OFFICER    N/A                 302-651-4909  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        LLESHNER@
45 LYN S. LESHNER            OFFICE SUPPORT TECH.      N/A                 302-651-1782  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        DLOGAN@
46 DONALD J. LOGAN           VICE PRESIDENT            N/A                 302-651-8699  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        CLORENZ@
47 CHRISTINE M. LORENZ       INVESTMENT OFFICER        N/A                 302-651-1766  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        CMACK@
48 CAROLYN MACK              ADMIN. ASST.              N/A                 302-651-8484  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        JPERNA@
49 JOSEPH D. PERNA           VICE PRESIDENT            N/A                 302-651-8683  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        VRIGHTS@
50 VINCENT F. RIGHTS         ANALYST                   N/A                 302-651-1812  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        SROBINSON@
51 SHERRIE ROBINSON          SR. INVESTMENT OFFICER    N/A                 302-651-8053  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        MROSS@
52 MONICA-CHRISTINE ROSS     ADMIN. SUPPORT ASST.      N/A                 302-651-1256  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        BSPARTZ@
53 BRUCE A. SPARTZ           ASST. VICE PRESIDENT      N/A                 302-651-1648  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             WTC:                                                        KWITTLAND@
54 KAREN L. WITTLAND         ADMIN. SUPPORT ASST.      N/A                 302-651-8518  WILMINGTONTRUST.COM  N/A
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------

                                                                GROUP II:
                                             "INTERESTED" TRUSTEES OF THE TRUST AND THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS              POSITIONS
                                        WITH                  WITH             PHONE                                QUARTERLY
            NAME                INVESTMENT ADVISERS       TRUST & FUND        NUMBERS          E:MAIL            REPORTING FORM
----------------------------------------------------------------------------------------------------------------------------------
                             INTERESTED DIRECTOR,
                             PRESIDENT, CHIEF
                             EXECUTIVE OFFICER &
   ROBERT J. CHRISTIAN       PORTFOLIO MANAGER OF      INTERESTED TRUSTEE                RCHRISTIAN@
-- (See Group I)             RSMC                      & PRESIDENT         302-651-8377  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
                             MANAGING DIRECTOR &
                             SENIOR PORTFOLIO MANAGER
                             OF ROXBURY CAPITAL                                          BRICHARDS@           SUBJECT TO ROXBURY'S
55 WILLIAM P. RICHARDS, JR.  MANAGEMENT, LLC           INTERESTED TRUSTEE  310-917-5680  ROXCAP.COM           CODE OF ETHICS
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                 GROUP III:
                                             "INDEPENDENT" TRUSTEES OF THE TRUST AND THE FUND
----------------------------------------------------------------------------------------------------------------------------------

            NAME                      CURRENT                BOARD             PHONE                                QUARTERLY
         & ADDRESS                  OCCUPATION             COMMITTEES         NUMBERS          E:MAIL            REPORTING FORM
----------------------------------------------------------------------------------------------------------------------------------
   ROBERT H. ARNOLD
   152 West 57th Street
   44th Floor                PRESIDENT OF
56 New York, NY  10019       R.H. ARNOLD & CO., INC.   AUDIT COMMITTEE     212-717-2601                       SCHEDULE "D"
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------
   DR. ERIC BRUCKER
   Widener University
   One University Place      DEAN OF SCHOOL OF         REGULATORY
57 Chester, PA  19013        BUSINESS ADMINISTRATION   OVERSIGHT COMMITTEE 610-499-4301                       SCHEDULE "D"
---------------------------  ------------------------  ------------------  ------------  -------------------  --------------------


                                                                 GROUP III:
                                             "INDEPENDENT" TRUSTEES OF THE TRUST AND THE FUND
----------------------------------------------------------------------------------------------------------------------------------

            NAME                      CURRENT                BOARD             PHONE                                QUARTERLY
         & ADDRESS                  OCCUPATION             COMMITTEES         NUMBERS          E:MAIL            REPORTING FORM
----------------------------------------------------------------------------------------------------------------------------------
   NICHOLAS A. GIORDANO                                CHAIRMAN,
   1755 Governor's Way       SELF-EMPLOYED             AUDIT COMMITTEE;
58 Blue Bell, PA  19422      FINANCIAL CONSULTANT      NOMINATING COMMITTEE   610-834-5480                    SCHEDULE "D"
---------------------------  ------------------------  --------------------   ------------  ----------------  --------------------
   LOUIS KLEIN, JR.
   80 Butternut Lane         SELF-EMPLOYED             REGULATORY
59 Stamford, CT  06903       FINANCIAL CONSULTANT      OVERSIGHT COMMITTEE    203-322-4129                    SCHEDULE "D"
---------------------------  ------------------------  --------------------   ------------  ----------------  --------------------
   CLEMENT C. MOORE, II                                CHAIRMAN,
   5804 Quaker Neck Road     MANAGING PARTNER OF       REGULATORY
60 Chestertown, MD  21620    MARIEMONT HOLDINGS, LLC   OVERSIGHT COMMITTEE    212-332-2979                    SCHEDULE "D"
---------------------------  ------------------------  --------------------   ------------  ----------------  --------------------
   JOHN J. QUINDLEN
   313 Southwinds
   1250 W. Southwinds Blvd.  RETIRED; DIRECTOR         AUDIT COMMITTEE  AND
61 Vero Beach, FL  32963     OF ST. JOE'S PAPER CO.    NOMINATING  COMMITTEE  610-566-2905                    SCHEDULE "D"
---------------------------  ------------------------  --------------------   ------------  ----------------  --------------------
   MARK A. SARGENT
   Villanova University
   299 N. Spring Mill Road   DEAN AND PROFESSOR        REGULATORY
62 Villanova, PA  19085      OF LAW                    OVERSIGHT COMMITTEES   610-519-7007                    SCHEDULE "D"
---------------------------  ------------------------  --------------------   ------------  ----------------  --------------------


                                                                  GROUP IV:
                                                    OFFICERS OF THE TRUST AND THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS WITH             POSITIONS                                               QUARTERLY
                                ADVISORY AFFILIATES             WITH              PHONE                              REPORTING
           NAME                 & SERVICE PROVIDERS         TRUST & FUND         NUMBERS         E:MAIL                FORM
----------------------------------------------------------------------------------------------------------------------------------
                             INTERESTED DIRECTOR,
                             PRESIDENT, CHIEF
   ROBERT J. CHRISTIAN       EXECUTIVE OFFICER &        INTERESTED TRUSTEE                  RCHRISTIAN@
-- (See Group I)             PORTFOLIO MANAGER OF RSMC  & PRESIDENT           302-651-8377  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             INTERESTED DIRECTOR,
   ERIC K. CHEUNG            VICE PRESIDENT &                                               ECHEUNG@
-- (see Group I)             PORTFOLIO MANAGER OF RSMC  VICE PRESIDENT        302-651-1769  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             INTERESTED DIRECTOR,
                             VICE PRESIDENT, SECRETARY
   JOSEPH M. FAHEY, JR.      & PORTFOLIO                                                    JFAHEY@
-- (see Group I)             MANAGER OF RSMC            VICE PRESIDENT        302-651-1904  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
   JOHN R. GILES             VICE PRESIDENT                                                 JGILES@
-- (see Group I)             OF  WTC                    VICE PRESIDENT        302-651-8392  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             SENIOR VICE PRESIDENT &
                             PORTFOLIO MANAGER OF
                             CRAMER                                                                              SUBJECT TO CRM'S
63 FRED FILOON               ROSENTHAL MCGLYNN, LLC     VICE PRESIDENT                                           CODE OF ETHICS
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             VICE PRESIDENT             VICE PRESIDENT                      PAT.COLLETTI         SUBJECT TO PFPC'S
64 PAT COLLETTI              OF PFPC INC.               & TREASURER           302-791-4007  @PFPC.COM            CODE OF ETHICS
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             VICE PRESIDENT                                                 MARYJANE.MALONEY     SUBJECT TO PFPC'S
65 MARY JANE MALONEY         OF  PFPC INC.              SECRETARY             302-791-1833  @PFPC.COM            CODE OF ETHICS
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------


                                                                  GROUP IV:
                                                    OFFICERS OF THE TRUST AND THE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                  POSITIONS WITH             POSITIONS                                               QUARTERLY
                                ADVISORY AFFILIATES             WITH              PHONE                              REPORTING
           NAME                 & SERVICE PROVIDERS         TRUST & FUND         NUMBERS         E:MAIL                FORM
----------------------------------------------------------------------------------------------------------------------------------
   LEAH M. ANDERSON          FINANCIAL CONTROL,                                             LANDERSON@
-- (See Group I)             WTC                        ASSISTANT SECRETARY   302-651-8344  WILMINGTONTRUST.COM  SCHEDULE "C"
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------
                             ASSISTANT VICE PRESIDENT                                       JOHN.FALCO           SUBJECT TO PFPC'S
66 JOHN P. FALCO             OF PFPC INC.               ASSISTANT SECRETARY   302-791-4764  @PFPC.COM            CODE OF ETHICS
---------------------------  -------------------------  --------------------  ------------  -------------------  -----------------

                                                                    APPENDIX "E"

                    DESIGNATED PERSONS TO SOLICIT AND REVIEW
                             CODE OF ETHICS REPORTS
                              as of January 1, 2002



                         POSITION(S)           PHONE
     NAME                 WITH WTC             NUMBER                E:MAIL
---------------------------------------------------------------------------------------
                    MUTUAL FUND COMPLIANCE
DEBORAH ANN POTTER  OFFICER *                302-651-1248  DPOTTER@WILMINGTONTRUST.COM
------------------  ----------------------   ------------  ----------------------------
                    FIDUCIARY
SHARON C.  ROY      COMPLIANCE OFFICER       302-651-8378  SROY@WILMINGTONTRUST.COM
------------------  ----------------------   ------------  ----------------------------
MICHELE S. LLOYD    PARALEGAL                302-651-1285  MLLOYD@WILMINGTONTRUST.COM
------------------  ----------------------   ------------  ----------------------------
CINDY L. BRINKER    LEGAL ASSISTANT          302-651-1048  CBRINKER@WILMINGTONTRUST.COM
------------------  ----------------------   ------------  ----------------------------

 * MS. POTTER ALSO SERVES AS THE COMPLIANCE DESIGNEE OF THE TRUST AND THE FUND.

                                                                    APPENDIX "F"

                 PROHIBITED TRANSACTIONS - REPORTABLE VIOLATIONS



                                                                     ALL         ADVISORY    INVESTMENT
                   * TRADING RESTRICTIONS                      ACCESS PERSONS    PERSONS     PERSONNEL
-------------------------------------------------------------------------------------------------------
DISCLOSE, TRADE OR OTHERWISE OFFER
OR COMMUNICATE MATERIAL OR NON-PUBLIC INFORMATION REGARDING
ANY ACTIVITY INGAGED IN OR CONTEMPLATED BY A SERIES.                  X             X            X
-----------------------------------------------------------    --------------    --------    ----------
SEEK ANYTHING OF VALUE, OTHER THAN
AN OCCASIONAL MEAL, TICKETS TO SPORTING EVENTS, ETC., OR              X             X            X
HOLIDAY GIFT.
-----------------------------------------------------------    --------------    --------    ----------
PURCHASE OR SELL A "COVERED SECURITY" THAT IS BEING
CONSIDERED FOR PURCHASE OR SALE BY A SERIES.                          X             X            X
-----------------------------------------------------------    --------------    --------    ----------
PURCHASE OR SELL A "COVERED SECURITY" THAT IS CURRENTLY
BEING PURCHASED OR SOLD BY A SERIES.                                  X             X            X
-----------------------------------------------------------    --------------    --------    ----------
BUY OR SELL A "COVERED SECURITY" WITHIN 7 CALENDAR DAYS
BEFORE OR AFTER A SERIES TRADES IN THAT SECURITY.                     X             X            X
-----------------------------------------------------------    --------------    --------    ----------
ACQUIRE BENEFICIAL OWNERSHIP IN AN IPO.                                             X            X
-----------------------------------------------------------    --------------    --------    ----------
PURCHASE PART OF A LIMITED OFFERING AND/OR PRIVATE
PLACEMENT WITHOUT PRIOR APPROVAL FROM THE APPROPRIATE
PERSON(S).                                                                          X            X
-----------------------------------------------------------    --------------    --------    ----------
"SHORT-SWING PROFITS" - PROFIT IN THE PURCHASE AND SALE, OR
SALE AND PURCHASE, OF THE SAME SECURITY WITH
60 DAYS.                                                                                         X
-----------------------------------------------------------    --------------    --------    ----------
SERVE ON THE BOARD OF ANY COMPANY WITHOUT PRIOR APPROVAL
FROM THE APPROPRIATE PERSON(S).                                                                  X
-----------------------------------------------------------    --------------    --------    ----------

* REFER TO CODE OF ETHICS FOR SPECIFIC DETAILS.

                                                                    APPENDIX "G"


                          REPORTING REQUIREMENTS FOR CATEGORIES OF
                                     "ACCESS PERSONS"
      Interested Trustee              of     Trust and Fund employed by RSMC and/or WTC
      Independent Trustee             of     Trust and Fund
      Interested Director             of     RSMC
      Officer                         of     Trust and Fund employed by RSMC and/or WTC
      Interested Trustee or Officer   of     Trust and Fund employed by CRM, Roxbury or PFPC
      Other "Access Persons"          of     Trust, Fund, RSMC and/or WTC

                                 IF YOU ARE AN

Interested Trustee employed by RSMC/WTC;
      Interested Director of RSMC;                                                  Interested Trustee or
    Officer employed by RSMC/WTC; and             Independent Trustee                Officer employed by
  any other Designated "Access Persons"                                                   GRM, Roxbury
       of Trust, Fund, RSMC & WTC                                                           or PFPC


           YOU MUST PROVIDE:                        YOU MUST PROVIDE:                   YOU MUST PROVIDE:

       INITIAL HOLDINGS REPORTS             QUARTERLY TRANSACTIONS REPORTS              QUARTERLY PERSONAL
            (Schedule "A")                         ("Schedule D")                 SECURITIES TRANSACTION REPORTING
   # Due within 10 days of becoming         # Due within 10 days of each      # through your Employer's Compliance Dept.
          an "Access Person"                      Calendar Quarter-End

                  and

   QUARTERLY TRANSACTIONS REPORTS
          (Schedule "C")
   # Due within 10 days of each
       Calendar Quarter-End

                  and

ANNUAL HOLDINGS REPORTS & CERTIFICATION
           (Schedule "B")
   # Due within 10 days of Calendar
             Year-End

                                                                    SCHEDULE "A"


                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                                 CODE OF ETHICS
                             INITIAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.    I hereby agree and acknowledge the following:

      a. I have received of a copy of the Joint Code of Ethics (the "Code") among WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company;

      b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

      c. I fully understand my responsibilities under the Code and agree to comply with all applicable trading restrictions and reporting requirements; and

      d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust or the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or any of its respective Series.

3. As of the date below I had a direct or indirect Beneficial Ownership interest in the following securities:

Title/Name and                    Number of Shares          Type of Interest
Full Description of Securities    and Principal Amount    (Direct or Indirect)
------------------------------    --------------------    --------------------




      By checking this box, I hereby certify that all ____ or part____ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

4. As of the date below, the following is a list of all brokers, dealers or banks with whom I maintain an account in which securities are held for my direct or indirect benefit:

Name and Address of Firm,                                    Account                           Type of Interest
Contact Person, and Telephone Number                         Number                          (Direct or Indirect)
------------------------------------                         ------                          --------------------





Date:                                                Signature:
     ---------------------------------------                   -------------------------------------------
                                                     Print Name:
                                                                ------------------------------------------
                                                     Title:
                                                           -----------------------------------------------
                                                     Employer's Name:
                                                                     -------------------------------------

                                                                    SCHEDULE "B"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                                 CODE OF ETHICS
                             ANNUAL HOLDINGS REPORT

To the Compliance Designee/Officer:

1.    I hereby agree and acknowledge the following:

      a. I have received the current version of the Joint Code of Ethics (the "Code") among WT Investment Trust I (the "Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company;

      b. I have read and understand the Code and recognize that I am subject thereto in my capacity as a designated "Access Person;"

      c. I fully understand my responsibilities under the Code and agree to continue compliance with all applicable trading restrictions and reporting requirements; and

      d. I understand the sanctions that may be imposed for trading violations and/or failure to file timely reports, including review by the appropriate Board of Trustees.

2. I hereby certify that, during the year ended December 31, ______, I have complied with all provisions of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust or the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or any of its respective Series.

4. As of December 31, _____, I had a direct or indirect Beneficial Ownership interest in the following securities:

Title/Name and                                             Number of Shares                    Type of Interest
Full Description of Securities                             and Principal Amount              (Direct or Indirect)
------------------------------                             --------------------              --------------------




      By checking this box, I hereby certify that all ____ or part____ of my trading information otherwise reportable above is included instead on the attached statement(s) from the financial institution(s) listed on the next page.

5. As of December 31, _____, the following is a list of all brokers, dealers, or banks with which I maintain an account in which securities are held for my direct or indirect benefit:

Name and Address of Firm,                                     Account                          Type of Interest
Contact Person, and Telephone Number                          Number                         (Direct or Indirect)
------------------------------------                          ------                         --------------------





Date:                                                Signature:
     ---------------------------------------                   -------------------------------------------
                                                     Print Name:
                                                                ------------------------------------------
                                                     Title:
                                                           -----------------------------------------------
                                                     Employer's Name:
                                                                     -------------------------------------

                                                                    SCHEDULE "C"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                    QUARTERLY SECURITIES TRANSACTIONS REPORT
              * FOR ACCESS PERSONS OTHER THAN INDEPENDENT TRUSTEES

                  For the Calendar Quarter Ended:______________

To the Compliance Designee/Officer:

      During the quarter referred to above, I have reviewed all transactions that were effected by me or on my behalf, in securities of which I had, or by reason of such transaction acquired, direct or indirect Beneficial Ownership. Accordingly, in compliance with the required reporting pursuant to the Joint Code of Ethics (the "Code") adopted by WT Investment Trust I ("the Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company, I hereby certify that:

       There are no additions to or deletions from my previously reported list of established accounts with financial institutions and there are no transactions outside of the duplicate account statements that have been provided to date.

       The following transactions are reportable and do not appear on the duplicate account statements that have been provided.

              TITLE/NAME &
      FULL DESCRIPTION OF SECURITY                            NUMBER OF   PRINCIPAL AMOUNT
       INCLUDE INTEREST RATE AND                       BUY,     SHARES     OF TRANSACTION    PRICE AT WHICH  FINANCIAL INSTITUTION
   MATURITY DATE FOR DEBT SECURITIES.      DATE OF    SELL,  (FOR EQUITY      (FOR DEBT     TRANSACTION WAS  THROUGH WHICH TRADE WAS
(Please do not include ticker symbols.)  TRANSACTION  OTHER  SECURITIES)     SECURITIES)        EFFECTED           EFFECTED
---------------------------------------  -----------  -----  -----------  ----------------  ---------------  -----------------------


      My established accounts with financial institutions have changed and the current complete list is set forth below.


NAME OF FINANCIAL INSTITUTION    TELEPHONE NUMBER    ACCOUNT      DATE ACCOUNT
  (BROKER, DEALER OR BANK)       & CONTACT PERSON    NUMBER     WAS ESTABLISHED
-----------------------------    ----------------    -------    ----------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

      As confirmation that I have read and understand my personal trading restrictions and related reporting responsibilities under the Code and recognizing that I am subject thereto as a designated "Access Person," I further certify that, except as noted above, I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust or the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or any of its respective Series.

      I hereby agree that if you have not received copies of appropriate periodic statements for the accounts listed herein or on a previous Transactions Report, you are authorized to obtain such documents directly from each listed financial institution and such firm is hereby authorized to release such documents to the Compliance Designee of the Trust and the Fund.


Date:                                         Signature:
     ----------------------------                       -------------------------------------------
                                              Print Name:
                                                         ------------------------------------------
                                              Title:
                                                    -----------------------------------------------
                                              Employer's Name:
                                                              -------------------------------------

                                                                    SCHEDULE "D"

                    WT INVESTMENT TRUST I AND WT MUTUAL FUND

                    QUARTERLY SECURITIES TRANSACTIONS REPORT
                         * FOR INDEPENDENT TRUSTEES ONLY

                  For the Calendar Quarter Ended:______________

To the Compliance Designee/Officer:

      During the quarter referred to above, in compliance with the required reporting pursuant to the Joint Code of Ethics (the "Code") adopted by WT Investment Trust I ("the Trust"), WT Mutual Fund (the "Fund"), Rodney Square Management Corporation, and Wilmington Trust Company, I have reviewed all transactions that were effected by me or on my behalf, with respect to whether I had knowledge at the time of each transaction or, in the ordinary course of fulfilling my official duties as an Independent Trustee, should have known that:

      (i) during the 15-day period immediately preceding or after the date of the transaction, such security was purchased or sold by the Trust or the Fund, as the case may be, or

      (ii) was being considered for purchase by the Trust or the Fund or by the Investment Adviser on behalf of the Trust or the Fund.

      Accordingly, I hereby certify that:

       I had no such reportable transactions; or

       I have included all reportable transactions below, as required by the Code of Ethics.

              TITLE/NAME &
      FULL DESCRIPTION OF SECURITY                            NUMBER OF   PRINCIPAL AMOUNT
       INCLUDE INTEREST RATE AND                       BUY,     SHARES     OF TRANSACTION    PRICE AT WHICH  FINANCIAL INSTITUTION
   MATURITY DATE FOR DEBT SECURITIES.      DATE OF    SELL,  (FOR EQUITY      (FOR DEBT     TRANSACTION WAS      THROUGH WHICH
(Please do not include ticker symbols.)  TRANSACTION  OTHER  SECURITIES)     SECURITIES)        EFFECTED       TRADE WAS EFFECTED
---------------------------------------  -----------  -----  -----------  ----------------  ---------------  -----------------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

      Except as noted above, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Trust or the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Trust, the Fund or any of its respective Series.


Date:                                                      Signature:
     ---------------------------------------                         -------------------------------------------
                                                           Print Name:
                                                                      ------------------------------------------